Income Tax	3 Months Ended
Mar. 31, 2020
Income Tax [Abstract]
Income Tax
Note 18. - Income Tax

The effective tax rate for the periods presented has been established based on Management’s best estimates, taking into account the tax treatment of permanent differences and tax credits.

For the three-month period ended March 31, 2020, Income tax amounted to a $10,147 thousand income with respect to a loss before income tax of $48,412 thousand. In the three-month period ended March 31, 2019, Income tax amounted to a $9,577 thousand expense with respect to a profit before income tax of $5,887 thousand. The effective tax rate differs from the nominal tax rate mainly due to permanent differences and treatment of tax credits in some jurisdictions.